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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): December 16, 1996



                           WESTERN COUNTRY CLUBS, INC.
             (Exact name of registrant as specified in its charter)


                                    COLORADO
         (State or other jurisdiction of incorporation or organization)


       000-24058                                       84-1131343
(Commission File Number)                   (I.R.S. Employer Identification No.)

         5218 CLASSEN BOULEVARD
         OKLAHOMA CITY, OKLAHOMA                          73118
(Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code: 405-848-0996

                 1601 WEST EVANS STREET, DENVER, COLORADO 80223
                 (Former address, if changed since last report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Through a subsidiary merger effective December 16, 1996, Western Country Clubs, Inc. (the "Company") acquired Entertainment Wichita, Inc. ("EWI"), a Kansas corporation, for 400,000 shares of the Company's Common Stock. EWI was closely-held and is the general partner and 80% owner of In Cahoots Limited Partnership, a Kansas limited partnership that owns InCahoots, a country-western theme nightclub located in Wichita, Kansas.

     Prior to the merger, EWI was owned 62.625% by Shane Investments, L.C., a corporation owned by Joe Robert Love, Jr., the adult son of Joe R. Love, a director of the Company; 18.75% by Entertainment Oklahoma City II, Inc., a corporation owned by James E. Blacketer, a director of the Company; and 4.0% by each of James E. Blacketer, Jr. and Jeb Blacketer, adult sons of Mr. Blacketer.

     The Agreement and Plan of Merger is filed with this report as Exhibit 2.0 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          The financial statements required by this Item will be filed by amendment or amendments of this Report as soon as practicably available and no later than 60 days after the date of this Report.

     (b)  Pro Forma Financial Information

          The pro forma financial information required by this Item will be filed by amendment or amendments of this Report as soon as practicably available and no later than 60 days after the date of this Report.

     (c)  The following exhibits are filed with this report:

          2.0 Agreement and Plan of Merger dated December 16, 1996, between Western Country Clubs, Inc., Entertainment Wichita, Inc. and WCCI Acquisition Corp. (the "Merger Agreement").







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                     Western Country Clubs, Inc.


                                             /s/ Ted W. Strickland
                                     ------------------------------------------
                                     Ted W. Strickland, Chief Financial Officer

Date: January 8, 1997





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                                  EXHIBIT INDEX




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2.0       Agreement and Plan of Merger dated December 16, 1996,         5
          between Western Country Clubs, Inc., Entertainment
          Wichita, Inc. and WCCI Acquisition Corp. (the "Merger
          Agreement").

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